As filed with the Securities and Exchange Commission on November 12, 1998

                            Registration No. 33-77818

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 4
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                             ThermoRetec Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                                           59-3203761
(State or other jurisdiction of             (IRS Employer Identification Number)
 incorporation or organization)

                              9 Pond Lane, Suite 5A
                        Concord, Massachusetts 01742-2851
                                 (978) 371-3200
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                             ----------------------

      Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ----------------------


      This post-effective amendment removes from registration 18,234 shares of ThermoRetec Corporation's common stock, $.01 par value per share, which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 4 to Registration Statement on Form S-3 (Reg. No. 33-77818) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, Massachusetts, on this 12th day of November, 1998.

                                             THERMORETEC CORPORATION


                                             By:  /s/ Robert W. Dunlap
                                                  -------------------------
                                                  Robert W. Dunlap
                                                  President and Chief Executive
                                                  Officer

Signature                     Title                         Date
---------                     -----                         ----
                              President, Chief              November 12, 1998
/s/ Robert W. Dunlap          Executive Officer and
-------------------------     Director (Principal
Robert W. Dunlap              Executive Officer)

/s/ John N. Hatsopoulos*      Chief Financial Officer       November 12, 1998
-------------------------     and Senior Vice President
John N. Hatsopoulos           (Principal Financial
                              Officer)

/s/ Paul F. Kelleher*         Chief Accounting Officer      November 12, 1998
-------------------------     (Principal Accounting
Paul F. Kelleher              Officer)

/s/ John P. Appleton*         Chairman of the Board of      November 12, 1998
-------------------------     Directors
John P. Appleton

                              Director                      November __, 1998
------------------------
Elias P. Gyftopoulos

/s/ Fred Holubow*             Director                      November 12, 1998
------------------------
Fred Holubow

/s/ Theo Melas-Kyriazi*          Director                   November 12, 1998
------------------------
Theo Melas-Kyriazi

/s/ Frank E. Morris*             Director                   November 12, 1998
------------------------
Frank E. Morris

/s/ William A. Rainville*        Director                   November 12, 1998
------------------------
William A. Rainville

*By: /s/ Seth H. Hoogasian
     ------------------------
    Seth H. Hoogasian
    Attorney-in-Fact